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                                                                    Exhibit 23.1



                              ACCOUNTANTS' CONSENT

The Board of Directors
Antigenics Inc.:

We consent to the use of our report incorporated herein by reference.


                                             /s/ KPMG LLP

Short Hills, New Jersey
September 17, 2001